NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2006	2005
	(Thousands of Dollars)
ASSETS

Current Assets:
Cash and cash equivalents	$ 36,268	$ 45,782
Special deposits	54,832	103,789
Investments in securitizable assets	241,652	252,801
Receivables, less provision for uncollectible
accounts of $22,425 in 2006 and $24,444 in 2005	544,547	901,516
Unbilled revenues	172,188	175,853
Taxes receivable	146,703	-
Fuel, materials and supplies	134,738	206,557
Marketable securities	65,730	56,012
Derivative assets - current	198,071	403,507
Prepayments and other	88,371	129,242
Assets held for sale	992,109	101,784
	2,675,209	2,376,843

Property, Plant and Equipment:
Electric utility	6,491,305	6,378,838
Gas utility	835,449	825,872
Competitive energy	11,050	908,776
Other	267,977	254,659
	7,605,781	8,368,145
Less: Accumulated depreciation	2,501,402	2,551,322
	5,104,379	5,816,823
Construction work in progress	624,095	600,407
	5,728,474	6,417,230

Deferred Debits and Other Assets:
Regulatory assets	2,523,165	2,483,851
Goodwill	287,591	287,591
Prepaid pension	285,856	298,545
Marketable securities	52,705	56,527
Derivative assets - long-term	350,529	425,049
Other	231,047	223,439
	3,730,893	3,775,002

Total Assets	$ 12,134,576	$ 12,569,075

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2006	2005
	(Thousands of Dollars)
LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 270,000	$ 32,000
Long-term debt - current portion	26,995	22,673
Accounts payable	691,103	972,368
Accrued taxes	842	95,210
Accrued interest	44,836	47,742
Derivative liabilities - current	241,553	402,530
Counterparty deposits	12,906	28,944
Other	271,869	272,252
Liabilities of assets held for sale	504,814	101,511
	2,064,918	1,975,230

Rate Reduction Bonds	1,296,693	1,350,502

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,422,314	1,306,340
Accumulated deferred investment tax credits	94,526	95,444
Deferred contractual obligations	333,144	358,174
Regulatory liabilities	1,181,883	1,273,501
Derivative liabilities - long-term	198,794	272,995
Other	347,994	364,157
	3,578,655	3,670,611

Capitalization:
Long-Term Debt	2,699,981	3,027,288

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 175,078,083 shares issued
and 153,534,829 shares outstanding in 2006 and
174,897,704 shares issued and 153,225,892 shares
outstanding in 2005	875,390	874,489
Capital surplus, paid in	1,439,180	1,437,561
Deferred contribution plan - employee stock
ownership plan	(43,280)	(46,884)
Retained earnings	466,954	504,301
Accumulated other comprehensive income	621	19,987
Treasury stock, 19,672,653 shares in 2006
and 19,645,511 shares in 2005	(360,736)	(360,210)
Common Shareholders' Equity	2,378,129	2,429,244
Total Capitalization	5,194,310	5,572,732

Total Liabilities and Capitalization	$ 12,134,576	$ 12,569,075

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF LOSS

	Three Months Ended March 31,
	2006	2005
	(Thousands of Dollars, except share information)

Operating Revenues	$ 2,147,388	$ 2,232,964

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	1,537,200	1,669,162
Other	308,771	245,099
Wholesale contract market changes, net	6,830	188,892
Restructuring and impairment charges	5,143	21,534
Maintenance	38,421	36,303
Depreciation	58,766	55,134
Amortization	59,717	23,093
Amortization of rate reduction bonds	48,678	45,790
Taxes other than income taxes	76,425	74,194
Total operating expenses	2,139,951	2,359,201
Operating Income/(Loss)	7,437	(126,237)

Interest Expense:
Interest on long-term debt	35,351	30,223
Interest on rate reduction bonds	19,881	23,038
Other interest	6,000	3,084
Interest expense, net	61,232	56,345
Other Income, Net	16,205	5,906
Loss from Continuing Operations Before
Income Tax Benefit	(37,590)	(176,676)
Income Tax Benefit	(18,305)	(64,770)
Loss from Continuing Operations Before
Preferred Dividends of Subsidiary	(19,285)	(111,906)
Preferred Dividends of Subsidiary	1,390	1,390
Loss from Continuing Operations	(20,675)	(113,296)
Discontinued Operations:
Income/(Loss) from Discontinued Operations,
Before Income Taxes	17,583	(7,005)
Income Tax Expense/(Benefit)	7,014	(2,582)
Income/(Loss) from Discontinued Operations	10,569	(4,423)
Net Loss	$ (10,106)	$ (117,719)

Basic and Fully Diluted Loss Per Common Share:
Loss from Continuing Operations	$ (0.13)	$ (0.88)
Income/(Loss) from Discontinued Operations	0.06	(0.03)
Basic and Fully Diluted Loss Per Common Share	$ (0.07)	$ (0.91)

Basic Common Shares Outstanding (average)	153,442,640	129,278,505

Fully Diluted Common Shares Outstanding (average)	153,442,640	129,278,505

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended March 31,
	2006	2005
	(Thousands of Dollars)
Operating Activities:
Net loss	$ (10,106)	$ (117,719)
Adjustments to reconcile to net cash flows
provided by operating activities:
Wholesale contract market changes, net	4,313	174,692
Restructuring and impairment charges	1,228	45,547
Bad debt expense	8,766	9,029
Depreciation	61,720	57,998
Deferred income taxes	171,578	(16,306)
Amortization	59,717	23,093
Amortization of rate reduction bonds	48,678	45,790
(Deferral)/amortization of recoverable energy costs	(52,085)	1,094
Pension expense	10,256	8,030
Regulatory refunds	(124,048)	(26,256)
Derivative assets and liabilities	(33,372)	(16,476)
Deferred contractual obligations	(25,030)	(19,996)
Other non-cash adjustments	(31,055)	(75,296)
Other sources of cash	2,863	4,766
Other uses of cash	(17,650)	(4,384)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	358,108	(72,195)
Fuel, materials and supplies	50,728	41,941
Investments in securitizable assets	11,149	(50,288)
Other current assets	56,300	92,611
Accounts payable	(255,189)	64,701
Counterparty deposits	(16,038)	37,998
(Taxes receivable)/accrued taxes	(239,525)	3,655
Other current liabilities	1,420	(22,922)
Net cash flows provided by operating activities	42,726	189,107

Investing Activities:
Investments in property and plant:
Electric, gas and other utility plant	(198,809)	(161,060)
Competitive energy assets	(5,016)	(5,760)
Cash flows used for investments in property and plant	(203,825)	(166,820)
Proceeds from sales of investment securities	18,335	18,738
Purchases of investment securities	(19,153)	(19,391)
Other investing activities	(5,501)	(6,036)
Net cash flows used in investing activities	(210,144)	(173,509)

Financing Activities:
Issuance of common shares	3,202	3,984
Retirement of rate reduction bonds	(53,809)	(50,338)
Increase in short-term debt	238,000	87,000
Reacquisitions and retirements of long-term debt	(2,649)	(9,121)
Cash dividends on common shares	(27,241)	(21,005)
Other financing activities	401	914
Net cash flows provided by financing activities	157,904	11,434
Net (decrease)/increase in cash and cash equivalents	(9,514)	27,032
Cash and cash equivalents - beginning of period	45,782	46,989
Cash and cash equivalents - end of period	$ 36,268	$ 74,021

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.